Exhibit 10.8

WATER AGREEMENT

THIS MULTIPARTY AGREEMENT is made and entered into this 1st day of October, 1976, by and among the following:

DONALD WORLEY and BYRDEEN WORLEY, husband and wife, and WESTERN AG LAND PARTNERS, a limited partnership, herein referred to as “ICE HARBOR FARM OWNERS”

and

P. J. TAGGARES, SENECA FOODS CORPORATION, EDWARD J. SPIEGEL, and BARBARA S. LINHART, a joint adventure, referred to herein as “SNAKE·RIVER VINEYARDS OWNERS”

and

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, herein referred to as “JOHN HANCOCK”

and

PRUDENTIAL INSURANCE COMPANY OF AMERICA, herein referred to as “PRUDENTIAL”

and

ICE HARBOR IRRIGATION CO., a Washington corporation, herein referred to as “IRRIGATION COMPANY”

RECITALS:

1.          Ice Harbor Farm, described on Annex “A”, is owned by Ice Harbor Farm Owners. Ice Harbor Farm Owners have obtained a mortgage loan commitment from Prudential for a mortgage loan. Prudential has agreed to disburse funds under such loan commitment and as security therefor, will be given a first mortgage on Ice Harbor Farm ·and appurtenances, and a security interest in irrigation equipment installed on said lands.

2.          Snake River Vineyards, described on Annex "B", is owned by Snake River Vineyards Owners, and Snake River Vineyards is subject to a first real estate mortgage and security agreement held by John Hancock recorded May 5, 1972, as Instrument No. 520950 in Book 325 of Mortgages, Page 40, records of Walla Walla County, Washington, and to a supplemental real estate mortgage and security agreement held by John Hancock recorded June 7, 1973, as Instrument No. 529731in Volume 5 of Records, Page 644, records of Walla Walla County, Washington, and to financing statement No. S 7459N9100 filed with the Secretary of State of the State of Washington, and with the Auditor of Walla Walla County, Washington, May 5, 1972, and also filed June 7, 1973.

3.          Irrigation Co., the owner of certain of the major components of the integrated irrigation system supplying water to Ice Harbor Farm and Snake River Vineyards, is owned by Ice Harbor Farm Owners and Snake River Vineyard Owners and is dependent upon such owners for all funds for the operation and maintenance of its irrigation system.

4.          The parties hereto, or their predecessors in interest, entered into a Water Contract dated April 27, 1972, recorded in the office of the Auditor of Walla Walla County as Auditor's File No. 520957. That said Water Contract was amended and supplemented by a certain Water Payment Agreement dated the 24th day of July, 1973.

5.          Prior hereto, the Ice Harbor Farm was subject to a mortgage to Connecticut General, which said mortgage is being paid and ·the same released and satisfied through the financing being furnished to the Ice Harbor Farm Owners by Prudential.

6.          The parties hereto wish to enter into this agreement in substitution of the Water Contract dated April 27, 1972, and the Water Payment ·Agreement dated July 24, 1973.

NOW, THEREFORE, THE PARTIES DO AGREE AS FOLLOWS:

1.          Irrigation Water: Irrigation Co. agrees to pump from the Snake River and to deliver to the mainlines servicing Ice Harbor Farm and Snake River Vineyards irrigation water as needed by each, and in accordance with the water rights of Ice Harbor Farm and Snake River Vineyards.

2.          System Maintenance and Operation: Irrigation Co. shall operate those components of the irrigation system owned by Irrigation Co. and will provide the power, supervision, labor, repairs, maintenance and replacements as are or may be needed for the continuous and efficient operation of the irrigation system.

3.          Charges: Funds for the operation, maintenance and repair of the irrigation plant and system by Irrigation Co. shall be supplied to the Irrigation Co. by Ice Harbor Farm Owners and Snake River Vineyard Owners in the following manner: The parties agree to calculate their respective water expenses in each crop year by multiplying the number of acres of each irrigated crop in such year times the number of acre feet of water for each irrigated crop as Shown on the chart of the Washington Agricultural Experiment Station, College of Agriculture of Washington State University being Station Circular 512; dated November, 1969, and entitled “Irrigation Water Requirements Estimated for Washington," such chart being attached hereto and incorporated herein. The acre feet estimates for Kennewick, Washington, shall be used. After the total number of acre feet used by each party is thus determined, each party shall pay that portion of the expense of the water company that its total acre feet of water used bears to the total acre feet of water supplied. Provided, however, that in the event the Irrigation Co. shall install metering devices to actually measure the quantity of irrigation water delivered to each farm, the total expenses of the Irrigation Co. shall be shared by the party in the proportion that such party's actual water use in each crop year bears to the total actual water used during such year. On or before February 1 at the beginning of each crop season, the Snake River Vineyards and the Ice Harbor Farm will supply Irrigation Co. with sufficient monies to maintain Irrigation Co.’s reserve operating fund at $10,000.00. Each party's contribution to said fund to be in the same proportion that such party's water used for the preceding crop year bore to the total irrigation water supplied by Irrigation Co. to Ice Harbor Farm and Snake River Vineyards in that year. Ice Harbor Farm Owners and Snake River Vineyard Owners will pay Irrigation Co. operating funds as needed based upon monthly billings by Irrigation Co. which said billings shall be proportioned on the basis of the previous year's water use in the same manner as aforesaid. Should Snake River Vineyard Owners and Ice Harbor Farm Owners, or either of them, fail to pay such billings within 60 days after mailing thereof, then Irrigation Co. may refuse to deliver irrigation water to such delinquent owner until such billing is fully paid. Upon completion of each crop season, appropriate adjustments will be made so that the total amount billed and paid by each owner shall be in compliance with the provisions of this paragraph. No party shall be required to contribute to any capital expenditure unless such party shall have consented to such capital expenditure.

4.          Notice to Mortgagees: Duplicate copies of all billings will be mailed by Irrigation Co. to John Hancock and Prudential. Irrigation Co. shall give 60 days prior notice to the mortgagees before shutting off the irrigation water supply to any delinquent owners.

5.          Water Rights: Irrigation Co. shall do all things reasonably necessary to maintain in full force and effect the Snake River water rights appurtenant to Ice Harbor Farm and Snake River Vineyards.

6.          Accounts and Records: The accounts and records of Irrigation Co. may be inspected by the owners of Ice Harbor Farm and Snake River Vineyards upon request, at all reasonable times.

7.          Modification and Assignment: This Water Agreement shall not be modified nor assigned nor shall any of the major components of the irrigation plant or easements, licenses and similar properties be transferred without the prior consent of all parties. Provided, however, that the parties hereto do consent to the assignment of the interest herein of Ice Harbor Farm Owners to the Prudential Insurance Company of America as security for the loan to be made by Prudential to· the Ice Harbor Farm Owners as described in Recital 1 herein, and provided the parties do consent to the assignment of the interest herein of Snake River Vineyards to John Hancock as security for John Hancock loan as described in Recital 2 herein.

8.          Term: This Water Agreement shall continue from the date hereof to and including December 31, 2006, and shall be automatically renewed from year to year thereafter unless any party hereto shall notify the other parties of its election to terminate the agreement by a 30 day notice in writing. In the event such notice is given on or before December l of any year Commencing with the year 2007, this agreement shall be terminated effective December 31 of such year. Provided, however, that this agreement may not be terminated and shall remain in full force and effect until Prudential ceases to have any right title or interest to the real property described on Annex "A" as mortgagee owner or otherwise, and until John Hancock shall cease to have any right, title or interest in the real property described on Annex "B" as mortgagee owner or otherwise, whereupon each such respective insurance company shall have no further interest to or claim under this agreement and its rights thereunder shall cease.

9.          Benefit: This Water Agreement shall be binding upon and inure to the benefit of the heirs and successors of the parties hereto.

10.         Time of Effect: This agreement shall be effective ·at such time as it has been executed by all of the parties hereto and upon such execution and this agreement becoming effective that certain Water Contract dated April 27, 1972, referred to herein and that certain Water Payment Agreement of July 24, 1973, shall be terminated and at an end and of no effect.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first above written.

ICE HARBOR FARM OWNERS:		SNAKE RIVER VINEYARDS OWNERS:

/s/ Donald Worley		/s/ P. J. Taggares
DONALD WORLEY		P. J. TAGGARES

SENECA FOODS CORPORATION
/s/ Byrdeen Worley
BYRDEEN WORLEY
By:

		Its:	President

WESTERN AG LAND PARTNERS

/s/ Edward J. Spiegel
By:	/s/ Don Worley	EDWARD J. SPIEGEL

Its:	General Partner
/s/ Barbara S. Linhart
JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY		BARBARA S. LINHART, by Edward Spiegel, Attorney in Fact

By:		/s/ P. J. Taggares
P. J. TAGGARES
ICE HARBOR IRRIGATION CO.		PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Don Worley
		By:	/s/ Robert E. Wilson
Its:	President

By:	/s/ Byrdeen Worley

Its:	Secretary

ANNEX “A”

TOWNSHIP 8 NORTH, RANGE 31 EAST OF THE WILLAMETTE MERIDIAN

All of Section 1;

The north half and the southeast quarter of Section2;
That portion of Section 3 lying south east of the
easterly line of the right of way of the Oregon-Washington Railroad & Navigation Company.

EXCEPTING therefrom the following described tract, to-wit:
Beginning at the southeast corner of Section 3 in Township 8 north, Range 31 east of the Willamette Meridian, and running thence north 00°19’42” west, along the east line of said Section 3, a distance of 1,083.80 feet; thence south 89°32’18’west 3,019.80 feet more or less to a point in the easterly right of way line of said Oregon-Washington Railroad & Navigation Company; thence south 34°32’33” west, along said easterly right of way line, 1,323.00 feet to a point in the south line of said Section 3, a distance of 3,775.85 feet more or less to the point of beginning.

All of Section 11 and 12.

TOWNSHIP 8 NORTH, RANGE 32 EAST OF THE WILLAMETTE MERIDIAN

All of Section 6;

EXCEPTING therefrom the following described tract, to-wit:

Beginning at the northeast corner of said Section 6; thence south 00°33’02” west along the east line of said Section 6, a distance of 3,216.64 feet to the TRUE POINT OF BEGINNING; thence south 55°29’19” west a distance of 66.22 feet; thence south 39°01’34” west a distance of 1619.19 feet; thence south 45°26’33” east a distance of 719.71 feet to a point on the south line of Section 6; thence south 88°49’32” east along said south line, a distance of 1,031.87 feet to the southeast corner of said Section6; thence north 00°33’02” east, along the east line of said Section 6, a distance of 2,159.30 feet to the said true point of beginning.

All of Section 7.

TOWNSHIP 9 NORTH, RANGE 31 EAST OF THE WILLAMETTE MERIDIAN

That portion of the southeast quarter of Section 24 lying south and east of the southerly line of the right of way of the Oregon-Washington Railroad and Navigation Company.

That portion of Section 25 lying south and east of the easterly line of the right of way of the Oregon-Washington Railroad & Navigation Company.

That portion of the southeast quarter of the southeast quarter of Section 26 lying south and east of the easterly

ANNEX “B”

All of Sections 29, 30, 31 and 32; south half of south half of Section 19; northeast quarter of Section 20, EXCEPT the west half of the west half of the west half thereof; the southeast quarter of Section 20; the southwest quarter of Section 20, EXCEPT the north half of the north half of the north half thereof, all in Township 9 north, Range 32 east of the Willamette Meridian.

EXCEPTING therefrom the following described tract, to wit:

That portion of the north 3838.17 feet of Section 30, in Township 9 north, Range 32 east of the Willamette Meridian, lying southerly in State Highway No. 124, EXCEPT the easterly 40 feet thereof and EXCEPT road right of way.